UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/09/2008

UMB FINANCIAL CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  0-4887

MO	43-0903811
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1010 Grand Blvd, Kansas City, MO 64106
(Address of principal executive offices, including zip code)

(816) 860-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On April 9, 2008, UMB Financial Corporation (the "Company") issued a press release announcing that the Company has scheduled a conference call on April 23, 2008 at 8:30 a.m. (CT) to discuss the Company's financial results for the fiscal quarter ending March 31, 2008. The Company's financial results for the quarter will be announced on April 22, 2008. The details regarding the conference call are included in the press release that is attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1 Press Release dated April 9, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORP

Date: April 09, 2008	By:	/s/ Michael D. Hagedorn
Michael D. Hagedorn
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated April 9, 2008